EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 18, 1996 in Genome Therapeutic Corp.'s Form 10-K for the year ended August 31, 1996 and to all references to our Firm included in this Registration Statement.


                                                     /s/ Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP


June 27, 1997

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